PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

SUPPLEMENT DATED JULY 6, 2018 TO

PROSPECTUS AND SAI DATED JULY 31, 2017, AS SUPPLEMENTED

Global Evolution USA, LLC (“Global Evolution”), a sub-adviser to the Multi-Manager Emerging Markets Debt Opportunity Fund (the “Fund”), is a wholly-owned subsidiary of Global Evolution Fondsmaeglerselskab A/S (“Global Evolution DK”), an investment management company headquartered in Kolding, Denmark. On June 29, 2018, Conning Holdings Limited (“Conning”), a global investment management firm, acquired a 45% ownership interest in Global Evolution DK. The transaction is deemed to be a “change in control” of Global Evolution under the Investment Company Act of 1940, as amended (the “1940 Act”). As required under the 1940 Act, the sub-advisory agreement between Global Evolution and Northern Trust Investments, Inc. (“NTI”) with respect to the Fund (the “Original Sub-Advisory Agreement”) provided for automatic termination upon an assignment, including a change in control. Due to the change in ownership of Global Evolution’s parent company, Global Evolution DK, the Board of Trustees of Northern Funds approved a new sub-advisory agreement between Global Evolution and NTI (the “New Sub-Advisory Agreement”) on May 17, 2018. The New Sub-Advisory Agreement took effect upon the date of the change of control of Global Evolution and is similar in all material respects to the Original Sub-Advisory Agreement.

1.	The following information replaces the information for Global Evolution in the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 75 of the SAI:

Global Evolution

Global Evolution is a limited liability company and wholly-owned subsidiary of Global Evolution Fondsmaeglerselskab A/S (“Global Evolution DK”), an investment management firm headquartered in Kolding, Denmark. Global Evolution DK is held 55% by management and employees and 45% by Conning Holdings Limited, which is controlled by Cathay Financial Holding Co., Ltd, a company listed on the Taiwan stock exchange.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMFSPT (7/18)